NEITHER THIS WARRANT NOR THE SECURITIES PURCHASABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION IS AVAILABLE AND AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER IS DELIVERED TO SUCH EFFECT.

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY ARE SUBJECT TO THE TERMS OF A STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 18, 2001, AMONG THE ISSUER AND THE OTHER PARTIES THERETO, AS AMENDED FROM TIME TO TIME, AND THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO THE CONDITIONS PRECEDENT SPECIFIED IN SUCH STOCKHOLDERS AGREEMENT.


Issue Date: March 29, 2001
No. of Shares Subject to Warrant:  2,121,028



                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                    NEW WORLD COFFEE - MANHATTAN BAGEL, INC.

This is to certify that, for value received, HALPERN DENNY III, L.P. (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from NEW WORLD COFFEE - MANHATTAN BAGEL, INC., a Delaware corporation (the "Company"), 2,121,028 shares (subject to adjustment or reduction as provided herein) of Common Stock, $0.001 par value, of the Company ("Common Stock"), at a price of $0.01 per share (subject to adjustment as provided herein) at any time during the period beginning on the Issue Date and ending not later than 5:00 p.m. New York time on March 29, 2006 (the "Termination Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

(a)      EXERCISE OF WARRANT.

     (1) This Warrant may be exercised in whole or in part at any time from time to time on or after the Issue Date until the Termination Date, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

     (2) As an alternative to payment of the Exercise Price in cash, the Holder shall have the right, at any time and from time to time, to convert this Warrant in whole or in part into shares of Common Stock (the "Conversion Right"). Upon exercise of the Conversion Right, payment of the aggregate Exercise Price shall be made by delivery of this Warrant with instructions that the Company retain as payment of the aggregate Exercise Price such number of Warrant Shares as shall be determined under the next sentence. The Holder shall receive that number of Warrant Shares determined by multiplying the number of Warrant Shares for which the Conversion Right is exercised by a fraction, the numerator of which shall be the difference between the then fair market value per Warrant Share (based on the closing price on the trading day preceding the exercise of the Conversion Right) and the Exercise Price per Warrant Share, and the denominator of which shall be the then fair market value per Warrant Share. The remaining Warrant Shares for which the Conversion Right has been made shall be deemed to have been paid to the Company as the aggregate Exercise Price.

     (3) The term "closing price" for each day shall mean the last reported sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case on the principal national securities exchange or the Nasdaq National Market on which the Company's Common Stock is listed or admitted to trading, or if the Company's Common Stock is not listed or admitted to trading on any national securities exchange or the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers Inc. Automated Quotation System, or comparable system. The term "trading day" shall mean (X) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed or (Y) if the Common Stock is not listed on a stock exchange but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported.

     (4) If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company, if any, at its office, in proper form for exercise and together with payment of the Exercise Price in the manner provided herein, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise; provided, however, that if at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, the certificates for the shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such shares and the Holder shall not be deemed to have become a holder of record of such shares.

     (5) Notwithstanding anything herein to the contrary, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of paragraph (a)(2) above, without any further action by or on behalf of the Holder, immediately preceding the time this Warrant would otherwise expire.

     (6) So long as this Warrant shall be outstanding, (i) if the Company shall declare any dividend or make any distribution upon the Common Stock, or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least 20 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or offer for subscription or purchase, or (y) such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of the Common Stock or other capital stock of the Company shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (7) The Holder shall have no rights as a stockholder of the Company for shares of Common Stock issuable hereunder unless and until such shares are purchased in accordance herewith.

     (b) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

     (c) FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares on the exercise of Warrants. If any fraction of a share would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will (1) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or
(2) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the holder is otherwise entitled.

     (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (g), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the permitted assignee named in such instrument of assignment and this Warrant shall be canceled. If this Warrant should be assigned in part only, the Company shall, upon surrender of this Warrant in accordance with the procedures set forth in the preceding sentence, execute and deliver, in addition to the new Warrant described in the preceding sentence, a new Warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable thereunder. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

     (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) ANTI-DILUTION AND ADJUSTMENT PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time beginning on the date of issue of this Warrant, as hereinafter provided:

     (1) In case the Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive such dividend or be subject to such subdivision or contraction, to the price (computed to the nearest thousandth of a cent) determined by dividing (A) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (B) the sum of the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

     (2) If any capital reorganization or reclassification of the capital stock of the Company (other than as set forth in subsection (1) of this Section (f)), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, lawful and adequate provision shall be made whereby the holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant (the "Purchasable Shares"), such shares of stock, securities or assets issuable or payable with respect to or in exchange for the Purchasable Shares had they been purchased immediately before such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

     (3) Upon the occurrence of each Dilution Event (as hereinafter defined), the number of shares of Common Stock specified in this Warrant shall be adjusted to that number of shares of Common Stock equal to the Existing Warrant Shares plus the Additional Warrant Shares (where X is the number of Additional Warrant Shares derived from the following equation):



the number of shares of Common
Stock which could be purchased
hereunder or have already been
purchased hereunder immediately
 prior to such Dilution Event
(the "Existing Warrant Shares")          X + the Existing Warrant Shares

                                    =
----------------------------------    ------------------------------------------

the Fully-Diluted Common Stock of       the Fully-Diluted Common Stock of the
the Company immediately prior to        Company immediately after such Dilution
such Dilution Event                     Event (including the Additional Warrant
                                        Shares and any additional shares
                                        of Common Stock issuable pursuant
                                        to adjustments in other warrants
                                        of the Company due to such
                                        Dilution Event)


     provided, that in each case the number of shares of Fully-Diluted Common Stock shall not include shares of Common Stock, options, warrants or other convertible securities (including convertible debt) issued simultaneously with a Dilution Event but which itself is not a Dilution Event.

For purposes of this subsection (3) the "Fully-Diluted Common Stock of the Company" shall include all outstanding shares of Common Stock, and all shares of Common Stock issuable pursuant to all outstanding options, warrants or convertible securities (including convertible debt) of the Company. In the event that this Warrant shall be exercised in full prior to a Dilution Event, a new Warrant representing the amount of the adjustment pursuant to this subsection
(3) shall be issued upon the occurrence of each Dilution Event and such Warrant shall be substantially in the form of this Warrant. The preceding provision shall survive the exercise of this Warrant.

The Company hereby covenants that it shall not effect any such Dilution Event unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such Dilution Event shall agree, by written instrument, to issue to the Holder a warrant, in substantially the form of this Warrant, to purchase the number of shares of Common Stock of such surviving corporation as provided in this subsection (3). For purposes hereof, a "Dilution Event" shall mean any issuance of Common Stock, options, warrants or other convertible securities (including convertible debt) of the Company or any successor entity (including Einstein) (i) to any shareholder or other stakeholder of Einstein/Noah Bagel Corporation ("Einstein") as consideration for the Company's acquisition of at least a majority of the stock or assets of Einstein, whether by merger, consolidation, asset purchase, stock purchase or otherwise (an "Einstein Transaction") or to any shareholder or other stakeholder of the Company as consideration for an Einstein Surviving Transaction (as hereinafter defined), (ii) to any person or entity prior to an Einstein Transaction if the holders of 66-2/3% of the Common Stock issuable upon exercise of the warrants issued by the Company on the date hereof to Halpern Denny III, L.P. ("Halpern Denny"), Brookwood New World Investors LLC ("Brookwood") and BET Associates, L.P. ("BET") reasonably object to such issuance unless at least 90% of the net proceeds from such issuance are used to redeem shares of Series F Preferred Stock, $.001 par value, of the Company or the notes to be issued pursuant to the Series F Preferred Stock and Warrant Purchase Agreement dated as of January 18, 2001 among the Company and Halpern Denny, the Exchange Agreement dated as of January 18, 2001 among the Company and the several stockholders named therein or the Second Series F Preferred Stock and Warrant Purchase Agreement dated as of March 29, 2001 among the Company and Halpern Denny, (iii) to any person or entity in connection with any equity or convertible debt financing transaction the proceeds of which are used to acquire equity or assets of Einstein in an Einstein Transaction or equity or assets of the Company in an Einstein Surviving Transaction (as hereinafter defined) to the extent such proceeds exceed $25,000,000, or (iv) to any person or entity (X) in connection with a debt financing (other than convertible debt) in which the Company or its subsidiaries is a debtor, or (Y) in connection with a debt financing by Einstein or its subsidiaries in which the proceeds of such financing are used to acquire equity or assets of the Company in connection with an Einstein Surviving Transaction, in each case to the extent such issuance represents in excess of 2% of the Fully-Diluted Common Stock of the Company or Fully-Diluted Common Stock of Einstein, as the case may be, determined by taking into account all options, warrants and other convertible securities.

In the event that the Company consummates a transaction with Einstein (a "Einstein Surviving Transaction") pursuant to which Einstein purchases at least a majority of the outstanding stock or assets of the Company, or in which Einstein merges with the Company and Einstein is the surviving corporation, then as a condition to the Company entering into any such Transaction, Einstein shall agree to issue to the Holder a warrant in substantially the form of this Warrant (the "Replacement Warrant") for the Applicable Warrant Percentage of the Fully-Diluted Common Stock of Einstein. The "Fully-Diluted Common Stock of Einstein" shall mean (x) all outstanding shares of common stock, and all shares of common stock issuable pursuant to all outstanding options, warrants or convertible securities (including convertible debt) of Einstein as of the date on which the bankruptcy proceedings of Einstein result in a distribution of the securities of Einstein or a reorganization of Einstein plus (y) any additional shares of common stock, options, warrants or other convertible securities issued pursuant to clauses (i), (iii) and (iv) of the definition of "Dilution Event" above plus (z) any additional shares of common stock of Einstein issuable pursuant to adjustments in the Replacement Warrant and any similar replacement warrants issued to Brookwood, BET, Greenlight Capital, L.P., Greenlight Capital Qualified, LP, Greenlight Capital Offshore, Ltd. or Halpern Denny or any affiliate of the foregoing due to the Dilution Events listed in clause (y). For purposes hereof, the "Applicable Warrant Percentage" shall mean the percentage which is equal to the quotient of (i) the number of shares of Common Stock which could be purchased hereunder or have already been purchased hereunder immediately prior to such Einstein Surviving Transaction (including any adjustments that would be required to be made due to Dilution Events) divided by
(ii) the number of shares of Fully-Diluted Common Stock of the Company immediately prior to such Einstein Surviving Transaction. The Company shall not permit its subsidiaries, or shall not consummate an Einstein Surviving Transaction if Einstein has permitted its subsidiaries, to consummate a transaction that, if consummated by the Company or Einstein, as the case may be, would constitute a Dilution Event.

     (4) Upon each adjustment of the Exercise Price pursuant to subsection (1) of this Section (f), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of such Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

     (5) Irrespective of any adjustments of the number or kind of securities issuable upon exercise of Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in similar Warrants previously issued.

     (6) The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's Board of Directors, to make any computation required under this Section (f) and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (f).

     (7) Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (f), the Company shall (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of a Warrant.

     (8) The Exercise Price and the number of shares issuable upon exercise of this Warrant shall not be adjusted except in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section
(f).

     (9) The Board of Directors of the Company may, in its sole discretion, (a) reduce the Exercise Price of each Warrant, (b) increase the number of shares of Common Stock issuable upon exercise of each Warrant and/or (c) provide for the issuance of other securities (in addition to the shares of Common Stock otherwise issuable upon exercise of the Warrant) upon exercise of each Warrant.

     (g) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of unless Holder provides the Company with an opinion of counsel satisfactory to the Company in form satisfactory to the Company that this Warrant or the Warrant Shares or such other security may be legally transferred without violating the Securities Act of 1933, as amended (the "1933 Act") and any other applicable securities law and then only against receipt of an agreement of the transferee to comply with the provisions of this Section (g) with respect to any resale or other disposition of such securities. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing that the Warrant Shares are being acquired solely for the Holder's own account and that Holder or Holder's purchaser representative is an accredited investor, as defined in Rule 501 under the 1933 Act.

     (h) This Warrant is subject to the rights and benefits of the Amended and Restated Registration Rights Agreement dated as of January 18, 2001, as amended from time to time.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the Issue Date first set forth above by an authorized officer.

                                             NEW WORLD COFFEE -
                                             MANHATTAN BAGEL, INC.



                                         By: /s/ Ramin Kamfar
                                             ----------------
                                             Ramin Kamfar, Chief Executive
                                                             Officer

Attest: /s/ Jerold Novack, Secretary
        -----------------

Dated: March 29, 2001


                                  PURCHASE FORM



                                               Dated:  _______________, 2001

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock and hereby makes payment of ________ in payment of the Exercise Price thereof.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name _____________________________________________

(Please typewrite or print in block letters.)

Address
        -----------------------------------------------------------------

Signature
          ---------------------------------------------------------------

                                 ASSIGNMENT FORM



                                    FOR VALUE RECEIVED,
hereby sells, assigns and transfers unto

Name _____________________________________________

(Please typewrite or print in block letters.)

Address __________________________________________

The right to purchase Common Stock represented by this Warrant to the extent of ______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________, Attorney, to transfer the on the books of the Company with full power of substitution in the premises. Date ____________, 2001

Signature